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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 15, 2004
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                     333-118843                    36-4514369
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(State or other jurisdiction  (Commission File No.)             (IRS Employer
 of incorporation)                                           Identification No.)

      201 North Tryon Street, Charlotte, North Carolina           28255
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Address of principal executive offices                          (Zip Code)

Registrant's telephone number, including area code    (704) 387-8239


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

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ITEM 9.01   Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------------------------------------------------------
      (99)          Computational Materials prepared by Banc of America
                    Securities LLC in connection with Banc of Mortgage
                    Securities Inc., Mortgage Pass-Through Certificates, Series
                    2004-J

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.

October 15, 2004

                                             By: /s/ Judy Lowman
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                                                 Judy Lowman
                                                 Vice President

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------
  (99)                 Computational Materials                   E
                       prepared by Banc of America
                       Securities LLC in connection
                       with Banc of America Mortgage
                       Securities, Inc., Mortgage Pass-
                       Through Certificates, Series 2004-J

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